EXHIBIT 99.2

NOVEMBER 2002 NYSE Symbol: ESE

Forward-Looking Statement This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of November 12, 2002. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; electricity shortages; competition; intellectual property rights; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers; performance issues with key suppliers and subcontractors; collective bargaining labor disputes; and the Company's successful execution of internal operating plans. 1

ESCO Heritage Spun-off in 1990 from Emerson Primarily Defense (90%) 7 Acquisitions; 2 Divestitures Sold Last Major Defense Property in September of 1999 NEW ESCO 2

Today, ESCO is... A Proven Supplier of Special Purpose Communications Systems Primarily for the Electric Utility Industry A Leading Provider of Engineered Filtration Products to the Process, Health Care and Transportation Markets Worldwide The Industry Leader in RF Shielding and EMC Test Products 3

ESCO Products & Applications Communications Test Filtration 4

RF Shielding & Test 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 188.2 12.2 59.1 85.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 ESCO Business Profile - FY '00 vs '01 Filtration $188.2M 55% Other Communications Fiscal 2001 Sales = $344.9M 1st Qtr 4th Qtr 3rd Qtr 2nd Qtr East 181.7 63 42.7 12.8 West 30.6 31.6 34.6 38.6 North 45.9 43.9 45 46.9 Fiscal 2000 Sales = $300.2M $85.5M 25% $59.1M 17% Filtration $181.7M 61% $63.0M 21% $42.7M 14% $12.1 3% $12.8 4% 5

ESCO Served Markets - FY 2001 Electronics 13% Industrial 11% Healthcare 18% Automotive Products 14% Commercial Aerospace 9% 6 Communications 16% Defense Aerospace 12% Consumer & Appliance 7% 46% 14% 40% 100%

ESCO will sustain its Momentum through Continued Investment in New Products Ongoing Performance Improvement Actions Selective Acquisitions Supported by A Strong Balance Sheet -- AND - A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders ESCO Strategy 7

Financial Goals New ESCO 5 Year View Sales Growth > 10% CAGR EBIT Margin > 13% (~5% Improvement) EPS Growth > 15% CAGR 8

Income Statement (In Millions) j Excludes Goodwill Amort of: FY '01 = $3.5M & FY '00 = $2.6M (Pretax) Excludes Elimination of the Net Deferred Tax Valuation Allowance of $.99 per share Excludes Non-recurring Gain of $.22 Related to Property Divestitures $ $ 9 EPS Table: 6.7% ORGANIC

ESCO Segment Performance Years ended September 30 Dollars in Millions EBIT Excludes Goodwill Amortization 10

49% Increase New Product Sales Outlook Includes Products Introduced During Prior 3 Years ESCO Patents Over 150 Issued Over 100 Pending 15.7% Sales 20.3% Sales 11

Filtration 50% RF Shielding & Test 17% Communications 27% Other 6% Engineering Investment FY '01 Engineering Expenditures = $25.4M (7.4% Sales) Engineering Force Count ~ 260 12

FY '01 Selected Data Sales up 14.9% over prior year Force count reduced 2.2% compared to prior year 3 Facilities Closed; Sq. Ft. Reduced 6.5% EBIT margin improvement of 0.8% EXCLUDING EXTRAORDINARY GAINS IN FY '00 Ongoing Test Consolidation in Austin ? Completed Q2, FY'02 European Work Transfer Initiatives Advanced Automation Make / Buy ESCO Performance Improvement Actions 13

ESCO Acquisitions: FY '00 - '02 Completed: 5 3 in Filtration: One Product Line Drop-in (Space Products) One Stand-Alone: Europe (Distributor on the Continent) One Technology / Patent Portfolio (Cross Flow Filtration and Separation) 2 in Test: One Line Extension Fully Consolidated (Components) One Test Competitor with Line Extension (MRI) Characteristics: $5M to $50M Existing Segments Competitors or Line Extensions Drop-in or Technology Preferred 14

Balance Sheet (In Millions) Includes Tax Effected NOL of $45.4M, retained from former defense subsidiaries. 15 FREE CASH FLOW ($33 FROM OPS LESS $12 CAPX) $ 21.1

Dedicated Management Executive Equity Ownership Program Outright Ownership of 3X & 5X Total Cash Compensation Board of Directors Ownership Program 5X Retainer Broad Stock Option Incentive Program (Approx. 200 Management Participants) Economic Profit Improvement is an Incentive Compensation Component 16

ESCO will sustain its Momentum through Continued Investment in New Products Ongoing Performance Improvement Actions Selective Acquisitions Supported by A Strong Balance Sheet -- AND - A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders ESCO Strategy 17

SEGMENT PROFILES ESCO TECHNOLOGIES 18

Communications Segment TWACS(r) System 19

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 17 83 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 38.5 61.5 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Communications Market Profile ESCO Addressable Market North American Automatic Meter Reading (AMR) ~ $6B 97 Million Meters 70% Investor Owned 15% Municipal 15% Co-op Plus Developing Demand Side Management International Served Markets Industrial (93%) - Electronics (7%) Customer Base: Sales EBIT $11.9M 17% 38% 2001 CONTRIBUTION Co-ops $59.1M 20 Fastest Growing Highest Margin Business (9 Months of '02) SALES $ 64.8 M EBIT 14.3 M (22%) ORDERS $182 M BACKLOG $189 M

Two-way Automatic Communications System TWACS(r) Power Line Based Fixed Network System Most Capable Proven System Available 40 North American Utilities, 3.5M End Points Can be Deployed System-wide Versatility / Value-Added Features Two-way Load Control Time of Use Outage Mapping Clearly the Best Solution for Rural Areas and Broken Terrain Cost Reliability Incorporates Patented Proprietary Technology 21

Communications Growth Drivers Market Deregulation Driving More Attention to Efficiency and Customer Care $ - Meter Reading Cost - Theft - Call Center Cost Customer - Billing Accuracy - Call Center Responsiveness - Outage Restoration ESCO Existing Product Attributes Investment in New Product Features / Further Differentiation 22

Filtration Segment 23

ESCO Addressable Market ~$5B Served Markets: Liquid Only Industrial Process (20%) Health Care (19%) Consumer & Appl. (13%) Includes Potable Water Broad Blue Chip Customer Base: 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 55 45 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 46 54 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Filtration Segment Sales EBIT $13.5M 55% 44% 2001 CONTRIBUTION Transportation Auto (20%) Aero (28%) $188.2M 24 ESCO DOES NOT SERVE MUNICIPAL WATER MARKET

Filtration Growth Drivers

- Leadership Position in Certain Niches Driven by Technology Advancements and Customer Support
  - Separations and Concentrations Technology
  - Membrane Development
  - Advanced Pleating Geometries
  - Process Improvement in Insert Injection Molding
- Served Market Growth: 5%-10+% CAGR
- New Products
  - Food & Beverage
  - Water
  - Semiconductor
  - Pharmaceutical
- Acquisitions
  - Microfiltration
  - Product line "drop-ins" / Technology

25

RF Shielding & Test Segment 26

RF Shielding & Test 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 25 75 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 28.8 71.2 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales EBIT $8.9M 25% 29% 2001 CONTRIBUTION Market Profile ESCO Addressable Market ~$400M Served Markets Electronics (46%) Health Care (31%) Other (2%) Broad Blue Chip Customer Base: Transportation Auto (12%) Aero (9%) $85.5M 27

RF Shielding & Test ESCO is the global leader of radio frequency (RF) shielding and electromagnetic compatibility (EMC) test products. Growth Drivers MRI International Proliferation of Electronic Devices Calibration Services 28

The Way Forward Refer to notes on Chart 9. In the case of '02, excludes approximately $0.04 of EPS relating to the Company Management Transition Agreement with the current Chairman, who will retire in April of '03. 29

ESCO TECHNOLOGIES YTD PERFORMANCE 30

Income Statement (In Millions) j FY '01 results reported as if FAS 142 had been implemented. 31 k EPS Table:

ESCO Segment Performance Nine Months Ended June 30 Dollars in Millions EBIT Excludes Goodwill Amortization 32

Balance Sheet (In Millions) Includes Tax Effected NOL of $40.8M, retained from former defense subsidiaries. 33